                                                                    EXHIBIT 10.1

                                   AMENDMENT
                                       TO
                           WEST POINTE BANCORP, INC.
                                      AND
                       WEST POINTE BANK AND TRUST COMPANY
                         SALARY CONTINUATION AGREEMENT
                                      FOR
                                 BRUCE A. BONE

      THIS AMENDMENT executed on this 16th day of December, 2004, by and between West Pointe Bancorp, Inc. and West Pointe Bank and Trust Company, a holding company and a state commercial bank located in Belleville, Illinois (the "Company") and Bruce A. Bone (the "Executive").

      The Company and the Executive executed the West Pointe Bancorp, Inc. and West Pointe Bank and Trust Company Salary Continuation Agreement dated January 1, 2003 (the "Agreement"). Pursuant to the power of amendment reserved by
Article 7 of the Agreement, the undersigned hereby amend, in part, said Agreement for the purpose of increasing the Normal Retirement Benefit.
Therefore:

            Article 2, Section 2.1.1 shall be deleted in its entirety and replaced with Article 2, Section 2.1.1 below:

2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is Seventy-One Thousand Nine Hundred Thirty-three Dollars ($71,933). The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1; however, any increase shall require the recalculation of Schedule A.

            Schedule A of the Agreement shall be deleted in its entirety and replaced by the attached new Schedule A.

      IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this Amendment.

EXECUTIVE:                           COMPANY:

                                     West Pointe Bancorp, Inc.
                                     West Pointe Bank And Trust Company

/s/ Bruce A. Bone                    By /s/ Terry W. Schaefer
----------------------------            ---------------------
Bruce A. Bone                        Title President and Chief Executive Officer

CLARK CONSULTING                                            PLAN YEAR REPORTING

              HYPOTHETICAL TERMINATION BENEFITS SCHEDULE-SCHEDULE A

BRUCE A. BONE
  DOB:  9/2/1954
  Plan Anniv Date: 1/1/2005
  Normal Retirement: 9/2/2019, Age 65
  Payment: Monthly Installments

                                                                                                                   PRE-RETIRE.
                                         EARLY TERMINATION          DISABILITY             CHANGE OF CONTROL         DEATH
                                            Installment              Installment              Installment           BENEFIT
                                         Payable Immediately     Payable Immediately         Payable at 65        Installment
                       BENEFIT  ACCRUAL            Based On                     Based On             Based On      Based On
PERIOD      DISCOUNT    LEVEL   BALANCE  Vesting    Accrual    Vesting          Accrual    Vesting   Benefit        Benefit
ENDING        RATE      (1)       (2)      (3)       (4)        (5)               (6)        (7)       (8)           (9)
--------    --------   -------  -------  -------  ----------   -------------    --------   --------  --------     ------------
May 2004                         23,429      0%          0         0%                  0     100%      71,933       71,933
                                          5/30/2004 Accrual Balance Rollover
Dec 2004      7.5%      71,933   36,453      0%          0         0%                  0     100%      71,933       71,933
Dec 2005      7.5%      71,933   60,146      0%          0         0%                  0     100%      71,933       71,933
Dec 2006      7.5%      71,933   85,678      0%          0         0%                  0     100%      71,933       71,933
Dec 2007      7.5%      71,933  113,192      0%          0         0%                  0     100%      71,933       71,933
Dec 2008      7.5%      71,933  142,842     20%      3,158        20%              3,158     100%      71,933       71,933
Dec 2009      7.5%      71,933  174,794     40%      7,729        40%              7,729     100%      71,933       71,933
Dec 2010      7.5%      71,933  209,226     60%     13,878        60%             13,878     100%      71,933       71,933
Dec 2011      7.5%      71,933  246,331     80%     21,786        80%             21,786     100%      71,933       71,933
Dec 2012      7.5%      71,933  286,317    100%     31,653       100%             31,653     100%      71,933       71,933
Dec 2013      7.5%      71,933  329,408    100%     36,416       100%             36,416     100%      71,933       71,933
Dec 2014      7.5%      71,933  375,843    100%     41,550       100%             41,550     100%      71,933       71,933
Dec 2015      7.5%      71,933  425,883    100%     47,082       100%             47,082     100%      71,933       71,933
Dec 2016      7.5%      71,933  479,808    100%     53,043       100%             53,043     100%      71,933       71,933
Dec 2017      7.5%      71,933  537,920    100%     59,467       100%             59,467     100%      71,933       71,933
Dec 2018      7.5%      71,933  600,542    100%     66,390       100%             66,390     100%      71,933       71,933
Sep 2019      7.5%      71,933  650,680    100%     71,933       100%             71,933     100%      71,933       71,933
                                         September 2, 2019 Retirement; October 1, 2019 First Payment Date

1 The first line reflects just the initial values as of May 30, 2004.

* The purpose of this hypothetical illustration is to show the participant's annual benefit based on various termination assumptions. Actual benefits are based on the terms and provisions of the plan agreement executed between the company and participant and may differ from those shown.

Securities offered through Clark
Securities, Inc., DBA CCFS, Inc.                Member NASD & SIPC. Los Angeles,
in Texas. Salary Continuation Plan              California 90071-2086.
for West Pointe Bank & Trust Co.                Ph: 213-438-6300.
 - Belleville, IL 1000339  24239
199027  v5.35  12/10/2004:13
SCP-E,SD  NB